Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Third Quarter 2017 Earnings

Scranton, PA, October 24, 2017/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and nine months ended September 30, 2017.  Peoples reported net income of $5.4 million, or $0.72 per share for the third quarter of 2017, compared to $5.1 million, or $0.69 per share for the comparable period of 2016.

Core net income for the three months ended September 30, 2017 was $5.4 million, a $232 thousand increase from $5.1 million for the same period in 2016. The results for the three months ended September 30, 2017 and 2016 did not include  any income that is considered non-core.

Net income for the nine months ended September 30, 2017, totaled $15.8 million or $2.14 per share compared to $14.9 million or $2.01 per share for the same period last year.

Core net income,  which we have defined to exclude gains on the sale of investment securities available-for-sale, as well as the gain on the sale of our merchant services portfolio, net of tax, for both the nine months ended September 30, 2017 and 2016 was $14.5 million. Core net income per share for the nine months ended September 30, 2017 was $1.96, an increase from $1.95 for the same period in 2016. The results for the nine months ended September 30, 2017 include a gain on the sale of our merchant services portfolio of $2.3 million while the results for the nine months ended September 30, 2016 include net gains on the sale of investment securities of $623 thousand.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely gains on sales of investment securities available-for-sale, as well as the gain on the sale of our merchant services portfolio. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

NOTABLES

•	Loans, net grew $99.6 million, or 8.7% annualized for the nine months ended September 30, 2017.
•	Deposits grew $99.1 million or 8.3% annualized for the nine months ended September 30, 2017.
•	Book value per share improved to $36.00 at September 30, 2017 from $34.71 at December 31, 2016, and $34.68 at September 30, 2016.
•	Tangible book value per share improved to $26.97 at September 30, 2017 from $25.57 at December 31, 2016, and $25.50 at September 30, 2016.
•	Tax-equivalent net interest income increased to $17.5 million for the third quarter of 2017 compared to $17.0 million for the second quarter of 2017, and $16.6 million for the third quarter of 2016.
•

Tax-equivalent net interest margin increased five basis points in the third quarter of 2017 to 3.73%, compared to 3.68% for the quarter ended June 30,  2017, but decreased three basis points compared to 3.76% for the quarter ended September 30, 2016.

•	Nonperforming assets to loans, net, and foreclosed assets increased to 0.83% at September 30, 2017, from 0.73% at June 30, 2017, but decreased compared to 0.93% at September 30, 2016.

•	The allowance for loan losses to loans, net increased to 1.15 % at September 30, 2017, from 1.11% at June 30, 2017, and 1.03% at September 30, 2016.
•	Opened a new community office located in the Lehigh Valley, on Tilghman Street in West Allentown, PA. The office includes a retail branch which opened for the transaction of business in July 2017.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margin for the three and nine months ended September 30, were 3.73%  and 3.71% respectively in 2017, compared to 3.76%  and 3.79%, respectively for the same periods in 2016.

Tax-equivalent net interest income for the nine months ended September 30, increased $2.5 million to $51.1 million in 2017 from $48.6 million in 2016. The increase in tax equivalent net interest income was primarily due to a $128.6 million increase in average earning assets for the nine months ended September 30, 2017 when compared to the same period in 2016. The tax-equivalent yield on the loan portfolio decreased to 4.39% for the nine months ended September 30, 2017 compared to 4.45% for the comparable period in 2016. Loans, net averaged $1.6 billion for the nine months ended September 30, 2017 and $1.4 billion for the comparable period in 2016. For the nine months ended September 30, the tax-equivalent yield on total investments decreased to 2.85% in 2017 from 2.91% in 2016. Average investments totaled $269.9 million through three quarters in 2017 and $272.5 million in those same three quarters in 2016. Average interest-bearing liabilities increased $102.0 million for the nine months ended September 30, 2017, compared to the corresponding period last year. The cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased to 0.60% in the nine months ended September 30, 2017 from 0.55% for the same period of 2016.

The provision for loan losses totaled $3.6 million for the nine months ended September 30, 2017 and 2016. For the quarter ended September 30, the provision for loan losses was $1.2 million in both 2017 and 2016.

For the nine months ended September 30, noninterest income totaled $13.8 million in 2017, an increase from $12.0 million in 2016. The gain on sale of our merchant services portfolio was $2.3 million in 2017 compared to the same period in 2016 when we recognized gains of $623 thousand from the sale of available-for-sale investment securities. Increases in service charges, fees and commissions, income from fiduciary activities and wealth management services more than offset decreases in income generated from revenues from merchant services, income from mortgage banking activities and life insurance investment income.  For the three months ended September 30, 2017 and 2016, noninterest income totaled $3.7 million and $4.0 million, respectively. The decrease was primarily due to lower merchant services income in the current period due to the sale of  our merchant business in the second quarter of 2017. Offsetting the decrease was higher service charges, fees and commissions due to the bank entering into an interest rate swap transaction during the third quarter of 2017, which resulted in the recognition of net fee income in the amount of  $496 thousand. The interest rate swap allowed the bank to retain a large commercial credit relationship.

Noninterest expense increased $3.1 million or 8.6% to $38.8 million for the nine months ended September 30, 2017, from $35.7 million for the nine months ended September 30, 2016. Salaries and employee benefits increased  $3.1 million or 18.9%  due to merit increases and continued investment in our expansion markets in the Lehigh Valley and King of Prussia.  For the third quarter of 2017, noninterest expense increased to $12.5 million from $12.0 million for the same period in 2016, an increase of $463 thousand or 3.9%. Again, salaries and employee benefits were the key driver of the increase, $6.6 million for the third quarter of 2017 compared to $5.5 million for the comparable period in 2016, an increase of $1.1 million or 19.8%. As with the results for the nine months ended September 30, 2017, the buildout of our expansion plan led to increases in salaries and employee benefit expense when comparing the two periods. The increase in salaries and employee benefits expense was partially offset by a decrease of $857 thousand or 96.3% in merchant services expense due to the sale of our merchant services portfolio during the second quarter of 2017.

 BALANCE SHEET REVIEW

At September 30, 2017, total assets, loans and deposits were $2.1 billion, $1.6 billion and $1.7 billion, respectively.  Loans, net grew $99.6 million or 8.7% annualized through nine months in 2017. Loans, net grew $110.1 million or 7.2% from September 30, 2016 to September 30,  2017. Deposits grew $99.1 million or 8.3%  annualized through nine months in 2017.  Total deposits grew $122.0 million or 7.8% from September 30, 2016 to September 30, 2017. Noninterest bearing deposits increased $18.5 million or 7.0% annualized while interest-bearing deposits increased

$80.6 million or 8.7% annualized through nine months in 2017. Total investments were $268.7 million at September 30, 2017, including $259.1 million securities classified as available-for-sale and $9.6 million classified as held-to-maturity.

Stockholders’ equity equaled $266.3 million or $36.00 per share at September 30, 2017, and $256.6 million or $34.71 per share at December 31, 2016. Tangible stockholders’ equity improved to $26.97 per share at September 30, 2017, from $25.57 per share at December 31, 2016. Dividends declared for the nine months ended September 30, 2017 amounted to $0.94 per share representing a dividend payout ratio of 43.9%.

ASSET QUALITY REVIEW

Nonperforming assets were $13.6 million or 0.83% of loans, net and foreclosed assets at September 30, 2017, compared to $14.2 million or 0.93% of loans, net and foreclosed assets at December 31, 2016. The allowance for loan losses equaled $18.8 million or 1.15% of loans, net at September 30, 2017 compared to $16.0 million or 1.04% of loans, net, at December 31, 2016. Loans charged-off, net of recoveries, for the nine months ended September 30, 2017, equaled $730 thousand or 0.06% of average loans, compared to $863 thousand or 0.08% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 27 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to

Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2017	2017	2017	2016	2016
Key performance data:
Per share data:
Net income	$0.72	$0.77	$0.65	$0.64	$0.69
Core net income (1)	$0.72	$0.59	$0.65	$0.64	$0.69
Cash dividends declared	$0.32	$0.31	$0.31	$0.31	$0.31
Book value	$36.00	$35.63	$35.07	$34.71	$34.68
Tangible book value (1)	$26.97	$26.56	$25.97	$25.57	$25.50
Market value:
High	$49.00	$45.73	$49.57	$50.54	$40.76
Low	$39.25	$39.25	$39.66	$38.41	$37.93
Closing	$47.80	$43.73	$41.80	$48.70	$40.76
Market capitalization	$353,553	$323,434	$309,075	$360,095	$301,385
Common shares outstanding	7,396,505	7,396,163	7,394,143	7,394,143	7,394,143
Selected ratios:
Return on average stockholders’ equity	8.00%	8.71%	7.51%	7.29%	7.95%
Core return on average stockholders’ equity (1)	8.00%	6.70%	7.51%	7.29%	7.95%
Return on average tangible stockholders’ equity (1)	10.70%	11.73%	10.15%	9.88%	10.82%
Core return on average tangible stockholders’ equity (1)	10.70%	9.03%	10.15%	9.88%	10.82%
Return on average assets	1.03%	1.11%	0.97%	0.94%	1.05%
Core return on average assets (1)	1.03%	0.85%	0.97%	0.94%	1.05%
Stockholders’ equity to total assets	12.73%	12.76%	12.82%	12.83%	13.01%
Efficiency ratio (2)	57.81%	63.95%	59.13%	58.59%	56.89%
Nonperforming assets to loans, net, and foreclosed assets	0.83%	0.73%	0.78%	0.93%	0.93%
Net charge-offs to average loans, net	0.04%	0.09%	0.05%	0.30%	0.08%
Allowance for loan losses to loans, net	1.15%	1.11%	1.09%	1.04%	1.03%
Interest-bearing assets yield (FTE) (3)	4.19%	4.14%	4.17%	4.10%	4.17%
Cost of funds	0.61%	0.60%	0.57%	0.56%	0.54%
Net interest spread (FTE) (3)	3.58%	3.54%	3.60%	3.54%	3.63%
Net interest margin (FTE) (3)	3.73%	3.68%	3.73%	3.67%	3.76%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	Sept 30
Nine Months Ended	2017	2016
Interest income:
Interest and fees on loans:
Taxable	$48,021	$44,400
Tax-exempt	2,334	2,301
Interest and dividends on investment securities:
Taxable	2,130	1,879
Tax-exempt	2,262	2,611
Dividends	37	31
Interest on interest-bearing deposits in other banks	107	47
Interest on federal funds sold
Total interest income	54,891	51,269
Interest expense:
Interest on deposits	4,617	3,961
Interest on short-term borrowings	599	282
Interest on long-term debt	1,041	1,067
Total interest expense	6,257	5,310
Net interest income	48,634	45,959
Provision for loan losses	3,600	3,600
Net interest income after provision for loan losses	45,034	42,359
Noninterest income:
Service charges, fees, commissions	5,410	4,513
Merchant services income	2,358	3,209
Commissions and fees on fiduciary activities	1,542	1,495
Wealth management income	1,081	979
Mortgage banking income	576	616
Life insurance investment income	577	594
Net gains on sale of investment securities available-for-sale		623
Net gains on sale of merchant services business	2,278
Total noninterest income	13,822	12,029
Noninterest expense:
Salaries and employee benefits expense	19,851	16,702
Net occupancy and equipment expense	7,327	6,998
Merchant services expense	1,796	2,270
Amortization of intangible assets	785	899
Other expenses	9,079	8,879
Total noninterest expense	38,838	35,748
Income before income taxes	20,018	18,640
Provision for income tax expense	4,209	3,785
Net income	$15,809	$14,855
Other comprehensive income (loss):
Unrealized gains on investment securities available-for-sale	$1,076	$1,003
Reclassification adjustment for gains included in net income		(623)
Change in pension liability
Income tax expense related to other comprehensive income	377	133
Other comprehensive income, net of income taxes	699	247
Comprehensive income	$16,508	$15,102
Per share data:
Net income	$2.14	$2.01
Cash dividends declared	$0.94	$0.93
Average common shares outstanding	7,395,612	7,397,581

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2017	2017	2017	2016	2016
Interest income:
Interest and fees on loans:
Taxable	$16,535	$15,945	$15,541	$15,502	$15,294
Tax-exempt	813	795	726	730	770
Interest and dividends on investment securities available-for-sale:
Taxable	714	719	697	636	575
Tax-exempt	716	752	794	827	861
Dividends	13	12	12	17	10
Interest on interest-bearing deposits in other banks	40	38	29	3	15
Total interest income	18,831	18,261	17,799	17,715	17,525
Interest expense:
Interest on deposits	1,654	1,529	1,434	1,468	1,356
Interest on short-term borrowings	177	248	174	120	116
Interest on long-term debt	344	349	348	353	353
Total interest expense	2,175	2,126	1,956	1,941	1,825
Net interest income	16,656	16,135	15,843	15,774	15,700
Provision for loan losses	1,200	1,200	1,200	1,400	1,200
Net interest income after provision for loan losses	15,456	14,935	14,643	14,374	14,500
Noninterest income:
Service charges, fees, commissions	2,156	1,682	1,572	1,603	1,542
Merchant services income	165	1,178	1,015	990	1,257
Commissions and fees on fiduciary activities	540	494	508	481	539
Wealth management income	414	348	319	319	271
Mortgage banking income	193	204	179	269	217
Life insurance investment income	193	195	189	197	199
Net gains on sale of investment securities available-for-sale
Net gains on sale of merchant services business		2,278
Total noninterest income	3,661	6,379	3,782	3,859	4,025
Noninterest expense:
Salaries and employee benefits expense	6,550	7,026	6,275	5,732	5,466
Net occupancy and equipment expense	2,483	2,450	2,394	2,424	2,316
Merchant services expense	33	1,033	730	723	890
Amortization of intangible assets	259	258	268	287	297
Other expenses	3,155	3,235	2,689	3,116	3,048
Total noninterest expense	12,480	14,002	12,356	12,282	12,017
Income before income taxes	6,637	7,312	6,069	5,951	6,508
Income tax expense	1,287	1,653	1,269	1,223	1,390
Net income	$5,350	$5,659	$4,800	$4,728	$5,118
Other comprehensive (loss) income :
Unrealized (losses) gains on investment securities available-for-sale	$(381)	$1,184	$273	$(4,420)	$(1,120)
Reclassification adjustment for gains included in net income
Change in pension liability				917
Income tax (benefit) expense related to other comprehensive income (loss)	(133)	415	96	(1,226)	(392)
Other comprehensive (loss) income, net of income taxes	(248)	769	177	(2,277)	(728)
Comprehensive income	$5,102	$6,428	$4,977	$2,451	$4,390
Per share data:
Net income	$0.72	$0.77	$0.65	$0.64	$0.69
Cash dividends declared	$0.32	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,396,505	7,396,163	7,394,143	7,394,143	7,394,143

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2017	2017	2017	2016	2016
Net interest income:
Interest income
Loans, net:
Taxable	$16,535	$15,945	$15,541	$15,502	$15,294
Tax-exempt	1,250	1,223	1,117	1,123	1,184
Total loans, net	17,785	17,168	16,658	16,625	16,478
Investments:
Taxable	766	768	709	653	585
Tax-exempt	1,102	1,156	1,222	1,272	1,325
Total investments	1,868	1,924	1,931	1,925	1,910
Interest on interest-bearing balances in other banks	1	1	29	3	15
Federal funds sold
Total interest income	19,654	19,093	18,618	18,553	18,403
Interest expense:
Deposits	1,654	1,529	1,434	1,468	1,356
Short-term borrowings	177	248	174	120	116
Long-term debt	344	349	348	353	353
Total interest expense	2,175	2,126	1,956	1,941	1,825
Net interest income	$17,479	$16,967	$16,662	$16,612	$16,578
Loans, net:
Taxable	4.43%	4.37%	4.41%	4.33%	4.39%
Tax-exempt	4.33%	4.29%	4.30%	4.25%	4.36%
Total loans, net	4.42%	4.36%	4.40%	4.33%	4.39%
Investments:
Taxable	1.93%	1.93%	1.87%	1.72%	1.74%
Tax-exempt	4.09%	4.17%	4.30%	4.22%	4.28%
Total investments	2.81%	2.85%	2.89%	2.83%	2.94%
Interest-bearing balances with banks	1.46%	1.31%	1.16%	3.58%	1.93%
Federal funds sold
Total interest-bearing assets	4.19%	4.14%	4.17%	4.10%	4.17%
Interest expense:
Deposits	0.50%	0.48%	0.47%	0.47%	0.45%
Short-term borrowings	1.30%	1.13%	0.86%	0.63%	0.58%
Long-term debt	2.43%	2.44%	2.44%	2.40%	2.38%
Total interest-bearing liabilities	0.61%	0.60%	0.57%	0.56%	0.54%
Net interest spread	3.58%	3.54%	3.60%	3.54%	3.63%
Net interest margin	3.73%	3.68%	3.73%	3.67%	3.76%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
At period end	2017	2017	2017	2016	2016
Assets:
Cash and due from banks	$31,839	$41,026	$31,511	$39,496	$31,620
Interest-bearing balances in other banks	1,067	375	304	445	294
Federal funds sold
Investment securities:
Available-for-sale	259,138	256,774	264,644	259,410	249,913
Held-to-maturity	9,564	9,868	10,180	10,517	10,864
Total investments	268,702	266,642	274,824	269,927	260,777
Loans held for sale	460		444		360
Loans, net	1,632,515	1,597,362	1,559,867	1,532,965	1,522,391
Less: allowance for loan losses	18,831	17,802	16,969	15,961	15,712
Net loans	1,613,684	1,579,560	1,542,898	1,517,004	1,506,679
Premises and equipment, net	37,373	35,892	34,967	33,260	33,049
Accrued interest receivable	5,908	6,206	5,604	6,228	5,309
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	3,427	3,685	3,944	4,211	4,498
Other assets	66,406	68,002	65,640	65,501	65,283
Total assets	$2,092,236	$2,064,758	$2,023,506	$1,999,442	$1,971,239
Liabilities:
Deposits:
Noninterest-bearing	$372,146	$356,435	$358,538	$353,686	$342,782
Interest-bearing	1,315,709	1,282,998	1,257,006	1,235,071	1,223,028
Total deposits	1,687,855	1,639,433	1,615,544	1,588,757	1,565,810
Short-term borrowings	71,900	91,500	77,475	82,700	75,300
Long-term debt	50,199	57,160	57,615	58,134	58,685
Accrued interest payable	481	431	457	462	434
Other liabilities	15,505	12,725	13,096	12,771	14,570
Total liabilities	1,825,940	1,801,249	1,764,187	1,742,824	1,714,799
Stockholders’ equity:
Common stock	14,793	14,792	14,788	14,788	14,788
Capital surplus	134,988	134,937	134,888	134,871	134,853
Retained earnings	119,971	116,988	113,621	111,114	108,677
Accumulated other comprehensive loss	(3,456)	(3,208)	(3,978)	(4,155)	(1,878)
Total stockholders’ equity	266,296	263,509	259,319	256,618	256,440
Total liabilities and stockholders’ equity	$2,092,236	$2,064,758	$2,023,506	$1,999,442	$1,971,239

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Average quarterly balances	2017	2017	2017	2016	2016
Assets:
Loans, net:
Taxable	$1,482,215	$1,464,401	$1,429,323	$1,422,725	$1,385,800
Tax-exempt	114,455	114,287	105,442	105,119	108,105
Total loans, net	1,596,670	1,578,688	1,534,765	1,527,844	1,493,905
Investments:
Taxable	157,104	159,841	159,593	150,697	136,645
Tax-exempt	106,865	111,061	115,347	119,805	123,177
Total investments	263,969	270,902	274,940	270,502	259,822
Interest-bearing balances with banks	272	307	349	333	412
Federal funds sold
Total interest-bearing assets	1,860,911	1,849,897	1,810,054	1,798,679	1,754,139
Other assets	195,773	196,913	194,499	192,266	188,256
Total assets	$2,056,684	$2,046,810	$2,004,553	$1,990,945	$1,942,395
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,299,661	$1,270,459	$1,244,021	$1,241,586	$1,195,645
Noninterest-bearing	366,610	356,282	346,567	341,795	337,337
Total deposits	1,666,271	1,626,741	1,590,588	1,583,381	1,532,982
Short-term borrowings	54,084	87,739	82,002	75,518	78,974
Long-term debt	56,270	57,372	57,856	58,404	58,960
Other liabilities	14,820	14,305	14,872	15,616	15,349
Total liabilities	1,791,445	1,786,157	1,745,318	1,732,919	1,686,265
Stockholders’ equity	265,239	260,653	259,235	258,026	256,130
Total liabilities and stockholders’ equity	$2,056,684	$2,046,810	$2,004,553	$1,990,945	$1,942,395

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2017	2017	2017	2016	2016
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$11,714	$10,429	$11,446	$12,974	$12,409
Accruing loans past due 90 days or more	1,509	835	462	844	1,109
Foreclosed assets	358	384	236	393	703
Total nonperforming assets	$13,581	$11,648	$12,144	$14,211	$14,221

Three months ended
Allowance for loan losses:
Beginning balance	$17,802	$16,969	$15,961	$15,712	$14,799
Charge-offs	268	431	311	1,358	355
Recoveries	97	64	119	207	68
Provision for loan losses	1,200	1,200	1,200	1,400	1,200
Ending balance	$18,831	$17,802	$16,969	$15,961	$15,712

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2017	2017	2017	2016	2016
Core net income per share:
Net income GAAP	$5,350	$5,659	$4,800	$4,728	$5,118
Adjustments:
Less: Gain on sale of merchant services business		2,278
Less: Gains on sale of investment securities
Add: Expenses related to sale of merchant services business		271
Add: Gain on sale of merchant services business tax adjustment		702
Add: Gains on sale of investment securities tax adjustment
Net income Core	$5,350	$4,354	$4,800	$4,728	$5,118
Average common shares outstanding	7,396,505	7,396,163	7,394,143	7,394,143	7,394,143
Core net income per share	$0.72	$0.59	$0.65	$0.64	$0.69
Tangible book value:
Total stockholders’ equity	$266,296	$263,509	$259,319	$256,618	$256,440
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	3,427	3,685	3,944	4,211	4,498
Total tangible stockholders’ equity	$199,499	$196,454	$192,005	$189,037	$188,572
Common shares outstanding	7,396,505	7,396,163	7,394,143	7,394,143	7,394,143
Tangible book value per share	$26.97	$26.56	$25.97	$25.57	$25.50
Core return on average stockholders’ equity:
Net income GAAP	$5,350	$5,659	$4,800	$4,728	$5,118
Adjustments:
Less: Gain on sale of merchant services business		2,278
Less: Gains on sale of investment securities
Add: Expenses related to sale of merchant services business		271
Add: Gain on sale of merchant services business tax adjustment		702
Add: Gains on sale of investment securities tax adjustment
Net income Core	$5,350	$4,354	$4,800	$4,728	$5,118
Average stockholders’ equity	$265,239	$260,653	$259,235	$258,026	$256,130
Core return on average stockholders’ equity	8.00%	6.70%	7.51%	7.29%	7.95%
Return on average tangible equity:
Net income GAAP	$5,350	$5,659	$4,800	$4,728	$5,118
Average stockholders’ equity	$265,239	$260,653	$259,235	$258,026	$256,130
Less: average intangibles	66,926	67,185	67,448	67,725	68,017
Average tangible stockholders’ equity	$198,313	$193,468	$191,787	$190,301	$188,113
Return on average tangible stockholders’ equity	10.70%	11.73%	10.15%	9.88%	10.82%
Core return on average tangible stockholders’ equity:
Net income GAAP	$5,350	$5,659	$4,800	$4,728	$5,118
Adjustments:
Less: Gain on sale of merchant services business		2,278
Less: Gains on sale of investment securities
Add: Expenses related to sale of merchant services business		271
Add: Gain on sale of merchant services business tax adjustment		702
Add: Gains on sale of investment securities tax adjustment
Net income Core	$5,350	$4,354	$4,800	$4,728	$5,118
Average stockholders’ equity	$265,239	$260,653	$259,235	$258,026	$256,130
Less: average intangibles	66,926	67,185	67,448	67,725	68,017
Average tangible stockholders’ equity	$198,313	$193,468	$191,787	$190,301	$188,113
Core return on average tangible stockholders’ equity	10.70%	9.03%	10.15%	9.88%	10.82%
Core return on average assets:
Net income GAAP	$5,350	$5,659	$4,800	$4,728	$5,118
Adjustments:
Less: Gain on sale of merchant services business		2,278
Less: Gains on sale of investment securities
Add: Expenses related to sale of merchant services business		271
Add: Gain on sale of merchant services business tax adjustment		702
Add: Gains on sale of investment securities tax adjustment
Net income Core	$5,350	$4,354	$4,800	$4,728	$5,118
Average assets	$2,056,684	$2,046,810	$2,004,553	$1,990,945	$1,942,395
Core return on average assets	1.03%	0.85%	0.97%	0.94%	1.05%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Sept 30	Sept 30
Nine Months Ended	2017	2016
Core net income per share:
Net income GAAP	$15,809	$14,855
Adjustments:
Less: Gain on sale of merchant services business	2,278
Less: Gains on sale of investment securities		623
Add: Expenses related to sale of merchant services business	271
Add: Gain on sale of merchant services business tax adjustment	702
Add: Gains on sale of investment securities tax adjustment		218
Net income Core	$14,504	$14,450
Average common shares outstanding	7,395,612	7,397,581
Core net income per share	$1.96	$1.95